DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Connecticut
Municipal Money Market Fund, Inc. For its annual reporting period ended
September 30, 1996, your Fund provided an annualized yield of 2.89%. Income dividends exempt from Federal and State of Connecticut personal income taxes of approximately $.029 per share were paid to shareholders.* Reinvesting these dividends and calculating the effect of compounding resulted in an annualized effective yield of 2.93%.**
    Data over the past few months have largely continued to show a strong
U.S. economy, although there were some signs of softening as September drew to a close. Real Gross Domestic Product (GDP) rose 2.1% in the first quarter of 1996, 4.8% in the second. Housing sales remained relatively robust, and consumer confidence was high. The big news came on the job front in August, as hourly wages rose by six cents and unemployment dropped to 5.1%, a new low for this business cycle. Signs of a slowdown began to appear in the September job data, which indicated mild declines in nonfarm and manufacturing payrolls, along with modest gains in private sector employment. Summer retail sales figures were also somewhat sluggish, new factory orders dropped in August, and the widely watched purchasing managers' Index showed a deceleration in factory activity.
    Nonetheless, it was far from certain that the economy was retrenching.
Once again, inconclusive economic evidence - and conflicting statements from Federal Reserve Board (the "Fed") officials - gave rise to the market's favorite pastime: guessing what the Fed would do with short-term interest rates at its next meeting. Many, if not most, market participants believed the Fed would raise rates slightly, perhaps by 1\2 or 1\4 percentage point.
In fact, the Fed left the Fed Funds rate unchanged, believing the economy would soon slow enough to dampen any inflationary forces that might be building.
    In the money market nationwide, expectations for a Fed interest-rate hike led to somewhat higher yields throughout most of the period. Yields had already been inching up since March, when the first robust employment growth figures of 1996 were announced. More specifically, Connecticut's economy appears to be speeding up in the second half of 1996 even as the national economy shows signs of slowing. Connecticut continues a trend of steady employment growth. The unemployment rate remains 4.8%, well below the national figure. Boosted by an improving economy and sharp spending cuts, the State finished the past fiscal year with a surplus of $250 million - the highest in the past nine years. At the same time that costs were being cut, the State's economy has been steadily improving from the sharp downturn of the early 1990s.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    If one were to trace the trend in short-term municipal rates over this most recent six-month period, the direction would mirror closely the changes in supply and demand conditions. The six-month cycle reflected: price weakness and higher rates in April as investors tapped their money market funds to pay income taxes; market strength in late June and early July as $9 billion in maturing notes left the market; and price weakness and buying opportunities in late July due to inflationary concerns and the added supply of summer financings. These technical influences continue to be the overriding factor affecting municipal money rates.

    These conditions, coupled with Fed policies, provide the framework for our investment strategy-both on a day-to-day basis and looking ahead over a one-year horizon. In late April, the short-term market exhibited signs of weakness as a result of redemptions due to tax payments. While this supply/demand imbalance was only temporary, it translated, for a time, into higher yields on short-term securities. During this period, the purchase of attractively yielding Connecticut-exempt commercial paper in the 60- to 90-day range allowed us to capture returns similar to those on one-year issues.
    The opportunity for the market to commit to the longer note issues appeared in July and August. We did, to some extent, participate in these offerings, which resulted in an extension of your Fund's average maturity to the 60-day range. We will take advantage of any additional buying opportunities that represent an attractive return as we monitor potential Fed activity and any other significant changes in the municipal market. All new investments will continue to meet the high credit quality standards which we require and to provide a significant level of liquidity, commensurate with the needs of your Fund.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 15, 1996
New York, N.Y.

*  Some income may be subject to the Federal Alternative Minimum Tax (AMT)
for certain shareholders.
**Annualized effective yield is based upon dividends declared daily and reinvested monthly.
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DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                             SEPTEMBER 30, 1996
                                                                                                      PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                           AMOUNT        VALUE
                                                                                                        _______      _______
CONNECTICUT-96.2%
Town of Cheshire, BAN 4.25%, 8/8/97.........................................                        $ 2,625,000  $ 2,634,689
State of Connecticut:
    Economic Recovery Notes, Refunding 4.25%, 12/15/96......................                          5,000,000    5,005,463
    Special Tax Obligation Revenue, VRDN (Transportation Infrastructure-1)
      3.80% (LOC; Commerzbank) (a,b)........................................                          9,000,000    9,000,000
Connecticut Development Authority, VRDN:
    Health Care Revenue (Corp. for Independent Living Project)
      3.70% (LOC; Chase Manhattan Bank) (a,b)...............................                         14,245,000   14,245,000
    IDR (Blaset and Bromley Realty Project) 3.90% (LOC; Fleet Bank) (a,b)...                          3,560,000    3,560,000
    PCR:
      (Connecticut Light and Power Co. Project):
          3.85%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b)...                         17,200,000   17,200,000
          Refunding:
            3.85%, Series B (LOC; Union Bank of Switzerland) (a,b)..........                          9,000,000    9,000,000
            3.90%, Series A (LOC; Deutsche Bank) (a,b)......................                         18,500,000   18,500,000
      (Western Massachusetts Electric Co.)
          3.75%, Series A (LOC; Union Bank of Switzerland) (a,b)............                          8,800,000    8,800,000
    Solid Waste Revenue (Rand/Whitney Project)
      3.65% (LOC; Chase Manhattan Bank) (a,b)...............................                          5,500,000    5,500,000
Connecticut Health and Educational Facilities Authority, Revenue:
    CP (Windham Community Memorial Hospital)
      3.55%, 10/22/96 (LOC; Banque Paribas) (b).............................                          9,250,000    9,250,000
    VRDN (Charlotte Hungerford Hospital)
      3.65%, Series B (LOC; Bank of Boston) (a,b)...........................                            900,000      900,000
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
    CP 3.60%, Series D, 11/12/96............................................                          3,445,000    3,445,000
    Revenue 3.65%, Subseries A-4, 4/10/97...................................                          5,200,000    5,200,000
    VRDN 3.75%, Series G (BPA; Morgan Guaranty Trust Co. and Insured; AMBAC) (a)                      9,365,000    9,365,000
Connecticut Municipal Electric Energy Co-op, Power Supply System Revenue:
    CP 3.50%, Series A, 12/11/96 (LOC; Fleet Bank) (b)......................                          3,600,000    3,600,000
    Refunding 4%, 1/1/97 (Insured; MBIA)....................................                            700,000      701,250
Connecticut Special Assessment Unemployment Compensation Advance Fund,
Revenue
    (Connecticut Unemployment)
    3.90%, Series C, 7/1/97 (Insured and Liquidity; FGIC)...................                         15,000,000   15,000,000
Hartford Redevelopment Agency, MFMR, Refunding, VRDN
    (Underwood Tower Housing Project)
    3.75% (Insured; FSA and Liquidity; Barclays Bank) (a)...................                          9,000,000    9,000,000
Town of Meriden, BAN 4.25%, 8/13/97.........................................                          6,875,000    6,896,725
Town of Milford, BAN 4.10%, 11/14/96........................................                          6,475,000    6,478,224
City of New Haven, BAN 3.95%, 5/22/97 (LOC; Fleet Bank) (b).................                          7,475,000    7,487,759

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     SEPTEMBER 30, 1996
                                                                                                       PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                      AMOUNT        VALUE
                                                                                                        _______      _______
CONNECTICUT (CONTINUED)
Stamford Housing Authority, Revenue, VRDN (Morgan Street Project)
    3.85% (LOC; Deutsche Bank) (a,b)........................................                          7,500,000  $ 7,500,000
U.S. RELATED-3.8%
Commonwealth of Puerto Rico Government Development Bank, CP:
    3.55%, 10/9/96..........................................................                          4,000,000    4,000,000
    3.50%, 10/10/96.........................................................                          3,000,000    3,000,000
                                                                                                                     ______
TOTAL INVESTMENTS (cost $185,269,110).......................................                                    $185,269,110
                                                                                                                    ========
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SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreement                                         Insurance Association
CP            Commercial Paper                                   MFMR    Multi-Family Mortgage Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       VRDN    Variable Rate Demand Notes
IDR           Industrial Development Revenue



SUMMARY OF COMBINED RATINGS (UNAUDITED)
MOODY'S                             OR                STANDARD & POOR'S                         PERCENTAGE OF VALUE
____                                                 __________                                  ___________
VMIG1/MIG1, P1 (c)                                    SP1+/SP1, A1+/A1 (c)                          84.3%
Aaa/Aa (d)                                            AAA/AA (d)                                     6.8
Not Rated (e)                                         Not Rated (e)                                  8.9
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a)Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b)Secured by letters of credit. At September 30, 1996, 60.3% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks, of which Deutsche Bank and Chase Manhattan Bank provided letters of credit to 13.7% and 10.4%, respectively, of the Fund's net assets.
    (c) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (d)                                        Notes which are not MIG or SP
    rated are represented by bond ratings of the issuers.
    (e)Securities which, while not rated by Moody's and Standard & Poor's, respectively, have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.
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


DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                   SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                    $185,269,110
    Cash....................................................................                                       3,780,710
    Interest receivable.....................................................                                       1,113,198
                                                                                                                     ------
                                                                                                                 190,163,018
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                            $83,557
    Accrued expenses and other liabilities..................................                             52,075      135,632
                                                                                                         ------      -------
NET ASSETS  ................................................................                                    $190,027,386
                                                                                                                     =======
REPRESENTED BY:
    Paid-in capital.........................................................                                    $190,105,942
    Accumulated net realized (loss) on investments..........................                                         (78,556)
                                                                                                                     -------
NET ASSETS at value applicable to 190,105,942 shares outstanding
    (1 billion shares of $.001 par value Common Stock authorized)...........                                    $190,027,386
                                                                                                                     =======
NET ASSET VALUE, offering and redemption price per share
    ($190,027,386 / 190,105,942 shares).....................................                                           $1.00
                                                                                                                     =======








See notes to financial statements.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                                     YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                      $7,564,670
    EXPENSES:
      Management fee-Note 2(a)..............................................                         $1,067,581
      Shareholder servicing costs-Note 2(b).................................                            267,847
      Professional fees.....................................................                             41,266
      Custodian fees........................................................                             22,639
      Directors' fees and expenses-Note 2(c)................................                              8,900
      Prospectus and shareholders' reports..................................                              4,967
      Registration fees.....................................................                              1,426
      Miscellaneous.........................................................                              9,439
                                                                                                          _____
          TOTAL EXPENSES....................................................                          1,424,065
      Less-reduction in management fee due to undertaking-Note 2(a) ........                             67,375
                                                                                                          _____
          NET EXPENSES......................................................                                       1,356,690
                                                                                                                       _____
INVESTMENT INCOME-NET, representing net increase in net assets
    resulting from operations...............................................                                      $6,207,980
                                                                                                                       =====



See notes to financial statements.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                                           ----------------------------------
                                                                                               1995                     1996
                                                                                              _______                  ______
OPERATIONS:
    Investment income-net...................................................         $     8,278,417          $     6,207,980
    Net realized (loss) on investments......................................                 (33,920)                  --
                                                                                              _______                  ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................               8,244,497                6,207,980
                                                                                              _______                  ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................              (8,278,417)              (6,207,980)
                                                                                              _______                  ______
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold...........................................             357,211,843              304,245,758
    Dividends reinvested....................................................               7,853,761                5,969,752
    Cost of shares redeemed.................................................            (374,167,329)            (353,119,723)
                                                                                              _______                  ______
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..............              (9,101,725)             (42,904,213)
                                                                                              _______                  ______
          TOTAL (DECREASE) IN NET ASSETS....................................              (9,135,645)             (42,904,213)
NET ASSETS:
    Beginning of year.......................................................             242,067,244              232,931,599
                                                                                              _______                  ______
    End of year.............................................................           $ 232,931,599            $ 190,027,386
                                                                                              =======                  ======


See notes to financial statements.


DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.



                                                                                YEAR ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------------
PER SHARE DATA:                                                  1992        1993        1994        1995        1996
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of year...........            $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 ----        ----        ----        ----        ----
    INVESTMENT OPERATIONS;
    Investment income-net........................                .032        .023        .023        .033        .029
                                                                 ----        ----        ----        ----        ----
    DISTRIBUTIONS;
    Dividends from investment income-net.........               (.032)      (.023)      (.023)      (.033)      (.029)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of year.................            $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                3.28%       2.34%       2.33%       3.35%       2.94%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .04%        .12%        .22%        .45%        .63%
    Ratio of net investment income to average net assets         3.22%       2.30%       2.30%       3.31%       2.90%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                 .63%        .55%        .42%        .18%        .03%
    Net Assets, end of year (000's Omitted)......            $206,980    $212,288    $242,067    $232,932    $190,027



See notes to financial statements.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of Connecticut income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $79,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, $34,000 of the carryover expires in fiscal 2002, $11,000 of the carryover expires in fiscal 2003, and $34,000 of the carryover expires in fiscal 2004.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager or the Manager will bear the amount of such excess to the extent required by state law. The Manager has undertaken from October 1, 1995 through September 30, 1997, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of
 .65 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $67,375 during the year ended September 30, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended September 30, 1996, the Fund was charged an aggregate of $160,861 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $56,739 during the period ended September 30, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Municipal Money Market Fund, Inc., including the statement of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian
 . An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Municipal Money Market Fund, Inc. at
September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
October 30, 1996




IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1996 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).


[Dreyfus lion "d" logo]
Connecticut
Municipal
Money Market
Fund, Inc.
Annual Report
September 30, 1996
DREYFUS CONNECTICUT MUNICIPAL
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            101AR969
[Dreyfus logo]